Exhibit 10.8
FIRST AMENDMENT
TO THE
TXNM ENERGY, INC.
2025 LONG-TERM INCENTIVE PLAN
TXNM Energy, Inc. (the “Company”) previously adopted the TXNM Energy, Inc. 2025 Long-Term Incentive Plan (the “Plan”) pursuant to the TXNM Energy, Inc. 2023 Performance Equity Plan (the “PEP”). By this instrument, the Company desires to amend the Plan as set forth below.
1.This First Amendment shall be effective as of April 14, 2025.
2.Attachment B to the Plan is hereby amended and restated to read as attached as Exhibit 1 hereto.
3.This First Amendment amends only the provisions of the Plan as noted above, and those provisions not expressly amended shall be considered in full force and effect. Notwithstanding the foregoing, this First Amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions and intent of this First Amendment.
IN WITNESS WHEREOF, the Company has caused this First Amendment to be executed by its duly authorized representative on this ___ day of July, 2025.
TXNM ENERGY, INC.

By: /s/ Brian G. Iverson
Brian G. Iverson
General Counsel, Senior Vice President Regulatory and Public Policy, and Corporate Secretary

Exhibit 1

ATTACHMENT B
Performance Share Award Opportunity Table

Officer Level	Threshold Award	Target Award	Maximum Award
Executive Chair [1]	Performance Shares = 75.25% of base salary	Performance Shares = 150.5% of base salary	Performance Shares = 301% of base salary
CEO	Performance Shares = 113.75% of base salary	Performance Shares = 227.5% of base salary	Performance Shares = 455% of base salary
President and COO[2]	Performance Shares = 78.75% of base salary	Performance Shares = 157.5% of base salary	Performance Shares = 315% of base salary
General Counsel, Senior Vice President Regulatory and Public Policy	Performance Shares = 47.25% of base salary	Performance Shares = 94.5% of base salary	Performance Shares = 189% of base salary
SVP and CFO; SVP, Finance	Performance Shares = 29.75% of base salary	Performance Shares = 59.5% of base salary	Performance Shares = 119% of base salary
SVP, Corporate Services	Performance Shares = 28% of base salary	Performance Shares = 56% of base salary	Performance Shares = 112% of base salary
VP, NM Operations; VP, Human Resources; VP and CIO; and VP, TNMP	Performance Shares = 26.25% of base salary	Performance Shares = 52.5% of base salary	Performance Shares = 105% of base salary
All other VPs	Performance Shares = 22.75% of base salary	Performance Shares = 45.5% of base salary	Performance Shares = 91% of base salary

1 Pro-rated to reflect change in role effective July 1, 2025.
2 For January 1, 2025 to June 30, 2025, prior to promotion to CEO and President.
2